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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                December 1, 1999
                        ---------------------------------
                        (Date of earliest event reported)




                         HUNTSMAN PACKAGING CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)



             Utah                       333-40067               87-0496065
-------------------------------    ---------------------     -------------------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)



                                500 Huntsman Way
                           Salt Lake City, Utah 84108
                                 (801) 584-5700
          -------------------------------------------------------------
          (Address of principal executive offices and telephone number, including area code)



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ITEM 5. OTHER EVENTS

        On December 1, 1999, Huntsman Packaging Corporation announced that it is beginning a process to evaluate a variety of financial alternatives to monetize the interest of Jon M. Huntsman, the majority shareholder and Chairman of the Company. The alternatives being considered include a potential initial public offering, a recapitalization of the Company, a management buy-out of Mr. Huntsman's interest, and an outright sale of the business. Mr. Huntsman intends to use the proceeds to fund his many charitable causes, most notably the Huntsman Cancer Institute, located in Salt Lake City, Utah, which opened in September of this year.

        A copy of the press release issued by Huntsman Packaging Corporation in connection with the announcement is filed as Exhibit 99.1 to this report and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

        (c) Exhibits

            99.1    Press release dated December 1, 1999.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            HUNTSMAN PACKAGING CORPORATION



                                            /s/ SCOTT K. SORENSEN
                                            ------------------------------------
                                            Scott K. Sorensen
                                            Executive Vice President and
                                            Chief Financial Officer, Treasurer



Date:  December 10, 1999



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                                INDEX TO EXHIBITS

Exhibits
99.1              Press Release dated December 1, 1999.